Exhibit 99.1

PRESS RELEASE

Sun Microsystems Exceeds Profit Target

Reports Results for Fourth Quarter and Full Fiscal Year 2007

SANTA CLARA, Calif. - July 30, 2007 - Sun Microsystems, Inc. (NASDAQ: SUNW) reported results today for its fourth quarter and full fiscal year, which ended June 30, 2007, exceeding its operating margin target, improving gross margin and delivering another sequential quarter of profit.

Revenues for the fourth quarter of fiscal 2007 were $3.835 billion. For the full fiscal year, the Company reported revenues of $13.873 billion, an increase of 6.2 percent over fiscal year 2006. Total gross margin as a percent of revenues for the fourth quarter was 47.2 percent, and gross margin for the full fiscal year was 45.2 percent, an increase of 2.1 percentage points over fiscal year 2006. Operating margin for the fourth quarter was 8.5 percent.

Net income for the fourth quarter of fiscal 2007 on a GAAP basis was $329 million, or $0.09 per share on a diluted basis. For the full fiscal year, net income was $473 million, or $0.13 per share, on a diluted basis, as compared with a net loss of $864 million, or ($0.25) per share, for fiscal 2006.

Cash generated from operations for the fourth quarter of fiscal 2007 was $564 million, and cash and marketable debt securities balance at the end of the quarter was approximately $5.9 billion.

“With a solid strategy and consistent execution, we delivered on our commitment to achieve at least 4 percent operating margin in the fourth quarter. This milestone marks significant progress toward our longer-term growth plan of at least 10 percent operating margin for the full fiscal year 2009,” said Jonathan Schwartz, president and CEO of Sun Microsystems. “The Solaris™ 10 Operating System continues to fuel opportunity for us and our partners, allowing customers to leverage built-in virtualization to harvest more value from their datacenters, without the unnecessary expense of separate software licenses.”

Sun has scheduled a conference call today to discuss its financial results for the fourth quarter fiscal year 2007 at 1:30 p.m. (PT), which is being broadcast live at www.sun.com/investors.

About Sun Microsystems, Inc.

A singular vision — “The Network Is The Computer™” — guides Sun in the development of technologies that power the world’s most important markets. Sun’s philosophy of sharing innovation and building communities is at the forefront of the next wave of computing: the Participation Age. Sun can be found in more than 100 countries and on the Web at http://sun.com.

GAAP Net Income: GAAP net income for the fourth quarter of fiscal 2007 included: $48 million of stock-based compensation charges,

$15 million of restructuring and related impairment of assets charges, $70 million of purchase price accounting adjustments and intangible asset amortization charges related to acquisitions in fiscal 2006, $1 million of gain on equity investments and a $5 million benefit of related tax effects. The net impact of these five items reduced earnings per share on a diluted basis by approximately $0.04.

This press release contains forward-looking statements regarding the future results and performance of Sun Microsystems, Inc., including statements regarding Sun’s longer-term growth plan of at least a 10% operating margin for the full fiscal year 2009. These forward-looking statements involve risks and uncertainties and actual results could differ materially from those predicted in any such forward-looking statements. Factors that could cause Sun’s actual results to differ materially from those contained in such forward-looking statements include: risks associated with developing, designing, manufacturing and distributing new products; lack of success in technological advancements; pricing pressures; lack of customer acceptance and implementation of new products and technologies; the possibility of errors or defects in new products; a material acquisition, restructuring or other event that results in significant charges; competition; adverse business conditions; failure to retain key employees; the cancellation or delay of projects; Sun’s reliance on single-source suppliers; risks associated with Sun’s ability to purchase a sufficient amount of components to meet demand; inventory risks; risks associated with Sun’s international customers and operations; delays in product development; Sun’s dependence on significant customers and specific industries; and Sun’s dependence on channel partners. Please also refer to Sun’s periodic reports that are filed from time to time with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2006 and its Quarterly Reports on Form 10-Q for the fiscal quarters ended October 1, 2006, December 31, 2006 and April 1, 2007. Sun assumes no obligation to, and does not currently intend to, update these forward-looking statements except as required by law.

To supplement Sun’s consolidated financial statements presented in accordance with GAAP, Sun provides non-GAAP net income (loss) and non-GAAP net income (loss) per share data. The presentation of these non-GAAP financial measures should be considered in addition to Sun’s GAAP results and is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. Sun’s management believes that these non-GAAP financial measures provide meaningful supplemental information regarding its performance by excluding certain charges, gains and tax effects that may not be indicative of Sun’s core business operating results. Sun believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing Sun’s performance. These non-GAAP financial measures also facilitate comparisons to Sun’s historical performance and its competitors’ operating results. Sun includes these non-GAAP financial measures because management believes they are useful to investors in allowing for greater transparency with respect to supplemental information used by management in its financial and operational decision making. Non-GAAP measures are reconciled to comparable GAAP measures in the table entitled “Non-GAAP Calculation of Net Income (Loss) Excluding Special Items” following the text of this press release.

#    #    #

Sun, Sun Microsystems, the Sun logo, Solaris and The Network Is The Computer are trademarks or registered trademarks of Sun Microsystems, Inc. in the United States and other countries.

Investor Contact:

Bret Schaefer

650-786-0123

bret.schaefer@sun.com

Press Contact:

Kristi Rawlinson

650-786-6933

kristi.rawlinson@sun.com

Industry Analyst Contact:

Melissa Selcher

650-787-1807

melissa.selcher@sun.com

SUN MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited)

(in millions, except per share amounts)

	Three Months Ended		Fiscal Years Ended
	June 30, 2007	June 30, 2006	June 30, 2007	June 30, 2006
Net revenues:
Products	$2,492	$2,524	$8,771	$8,371
Services	1,343	1,304	5,102	4,697

Total net revenues	3,835	3,828	13,873	13,068
Cost of sales:
Cost of sales-products (including stock-based compensation expense of $3, $2, $13 and $10) (1)	1,312	1,486	4,811	4,827
Cost of sales-services (including stock-based compensation expense of $8, $8, $31 and $29) (1)	711	703	2,797	2,612

Total cost of sales	2,023	2,189	7,608	7,439

Gross margin	1,812	1,639	6,265	5,629
Operating expenses:
Research and development (including stock-based compensation expense of $14, $20, $64 and $74) (1)	514	543	2,008	2,046
Selling, general and administrative (including stock-based compensation expense of $23, $33, $106 and $112) (1)	958	1,135	3,851	4,039
Restructuring and related impairment of long-lived assets	15	296	97	354
Purchased in-process research and development	—	—	—	60

Total operating expenses	1,487	1,974	5,956	6,499

Operating profit (loss)	325	(335)	309	(870)
Gain (loss) on equity investments, net	1	(4)	6	27
Interest and other income, net	59	19	214	114
Settlement income	—	54	54	54

Income (loss) before income taxes	385	(266)	583	(675)
Provision for income taxes	56	35	110	189

Net income (loss)	$329	$(301)	$473	$(864)

Net income (loss) per common share-basic	$0.09	$(0.09)	$0.13	$(0.25)

Net income (loss) per common share-diluted	$0.09	$(0.09)	$0.13	$(0.25)

Shares used in the calculation of net income (loss) per common share-basic	3,555	3,475	3,531	3,437

Shares used in the calculation of net income (loss) per common share-diluted	3,632	3,475	3,606	3,437

(1)	For the three months ended June 30, 2007 and June 30, 2006 and fiscal year ended June 30, 2007 and June 30, 2006, respectively.

SUN MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in millions)

	June 30, 2007	June 30, 2006*
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$3,620	$3,569
Short-term marketable debt securities	962	496
Accounts receivable, net	2,964	2,702
Inventories	524	540
Deferred and prepaid tax assets	200	209
Prepaid expenses and other current assets	1,058	757

Total current assets	9,328	8,273

Property, plant and equipment, net	1,533	1,812
Long-term marketable debt securities	1,360	783
Goodwill	2,514	2,610
Other acquisition-related intangible assets, net	633	929
Other non-current assets	470	675

	$15,838	$15,082

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt and short-term borrowings	$1	$503
Accounts payable	1,428	1,446
Accrued payroll-related liabilities	842	777
Accrued liabilities and other	887	1,190
Deferred revenues	2,073	1,988
Warranty reserve	220	261

Total current liabilities	5,451	6,165

Long-term debt	1,264	575
Long-term deferred revenues	659	506
Other non-current obligations	1,285	1,492
Total stockholders’ equity	7,179	6,344

	$15,838	$15,082

*	Derived from audited financial statements

SUN MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited, in millions)

	Fiscal Years Ended
	June 30, 2007	June 30, 2006
Cash flows from operating activities:
Net income (loss)	$473	$(864)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	517	575
Amortization of other acquisition related intangible assets	313	330
Deferred taxes	(23)	(19)
Impairment of assets	16	155
Gain on investments, net	(42)	(10)
Stock-based compensation expense	214	225
Purchased in-process research and development	—	60
Changes in operating assets and liabilities:
Accounts receivable, net	(235)	(163)
Inventories	(5)	44
Prepaid and other assets	(212)	245
Accounts payable	(5)	130
Other liabilities	(53)	(68)

Net cash provided by operating activities	958	640

Cash flows from investing activities:
Increase in restricted cash	(5)	(69)
Purchases of marketable debt securities	(3,088)	(1,831)
Proceeds from sales of marketable debt securities	1,335	5,434
Proceeds from maturities of marketable debt securities	725	580
Proceeds from sales of equity investments, net	16	15
Purchases of property, plant and equipment	(488)	(388)
Proceeds from sales of property, plant and equipment	451	—
Payments for acquisitions, net of cash acquired	(23)	(3,162)

Net cash provided by (used in) investing activities	(1,077)	579

Cash flows from financing activities:
Purchase of hedge on convertible notes	(83)	—
Proceeds from issuance of common stock, net	44	249
Proceeds from borrowings and other obligations	720	50
Principal payments on borrowings and other obligations	(511)	—

Net cash provided by financing activities	170	299

Net decrease in cash and cash equivalents	51	1,518
Cash and cash equivalents, beginning of period	3,569	2,051

Cash and cash equivalents, end of period	$3,620	$3,569

SUN MICROSYSTEMS, INC.

NON-GAAP CALCULATION OF NET INCOME (LOSS) EXCLUDING SPECIAL ITEMS

(unaudited)

(in millions, except per share amounts)

	Three Months Ended		Fiscal Years Ended
	June 30, 2007	June 30, 2006	June 30, 2007	June 30, 2006
Calculation of net income (loss) excluding special items:
Net income (loss)*, **	$329	$(301)	$473	$(864)
Restructuring and related impairment of long-lived assets	15	296	97	354
Purchased in-process research and development	—	—	—	60
Gain (loss) on equity investments, net	(1)	4	(6)	(27)
Settlement income	—	(54)	(54)	(54)
Related tax effects	(5)	(8)	(24)	(19)

Net income (loss) excluding special items	$338	$(63)	$486	$(550)

Net income (loss) excluding special items per common share – basic	$0.10	$(0.02)	$0.14	$(0.16)

Net income (loss) excluding special items per common share – diluted	$0.09	$(0.02)	$0.13	$(0.16)

Shares used in the calculation of net income (loss) excluding special items per common share – basic	3,555	3,475	3,531	3,437

Shares used in the calculation of net income (loss) excluding special items per common share – diluted	3,632	3,475	3,606	3,437

*	Net income for the three months and year ended June 30, 2007 included $48 million and $214 million of stock-based compensation expense or approximately $0.01 per share and $0.06 per share, respectively. Net loss for the three months and year ended June 30, 2006 included $63 million and $225 million of stock-based compensation expense or approximately $0.02 per share and $0.07 per share, respectively.
**	Net income for the three months and year ended June 30, 2007 included $70 million and $303 million of purchase price accounting adjustments and intangible asset amortization relating to our fiscal 2006 acquisitions or approximately $0.02 per share and $0.08 per share, respectively. Net loss for the three months and year ended June 30, 2006 included $86 million and $440 million of purchase price accounting adjustments and intangible asset amortization relating to our fiscal 2006 acquisitions or approximately $0.02 per share and $0.13 per share, respectively.

SUN MICROSYSTEMS, INC.

OPERATIONS ANALYSIS – CONSOLIDATED (UNAUDITED)

STATEMENTS OF OPERATIONS	FY 2007					FY 2006					FY 2005
(in millions except per share amounts)	Q1	Q2	Q3	Q4	FY07	Q1	Q2	Q3	Q4	FY06	Q4	FY05

NET REVENUES
Products	1,959	2,260	2,060	2,492	8,771	1,704	2,108	2,035	2,524	8,371	1,927	7,126
Services	1,230	1,306	1,223	1,343	5,102	1,022	1,229	1,142	1,304	4,697	1,047	3,944

TOTAL	3,189	3,566	3,283	3,835	13,873	2,726	3,337	3,177	3,828	13,068	2,974	11,070
Growth vs. prior year (%)	17.0%	6.9%	3.3%	0.2%	6.2%	3.7%	17.5%	20.9%	28.7%	18.0%	-4.4%	-1.0%
Growth vs. prior quarter (%)	-16.7%	11.8%	-7.9%	16.8%		-8.3%	22.4%	-4.8%	20.5%		13.2%

COST OF SALES
Products	1,123	1,228	1,148	1,312	4,811	966	1,223	1,152	1,486	4,827	1,130	4,119
Cost of settlement	0	0	0	0	0	0	0	0	0	0	0	55

Total	1,123	1,228	1,148	1,312	4,811	966	1,223	1,152	1,486	4,827	1,130	4,174
Services	678	734	674	711	2,797	558	693	658	703	2,612	613	2,307

TOTAL	1,801	1,962	1,822	2,023	7,608	1,524	1,916	1,810	2,189	7,439	1,743	6,481
% of revenue	56.5%	55.0%	55.5%	52.8%	54.8%	55.9%	57.4%	57.0%	57.2%	56.9%	58.6%	58.5%

GROSS MARGIN
Products	836	1,032	912	1,180	3,960	738	885	883	1,038	3,544	797	3,007
% of product revenue	42.7%	45.7%	44.3%	47.4%	45.1%	43.3%	42.0%	43.4%	41.1%	42.3%	41.4%	42.2%
Cost of settlement	0	0	0	0	0	0	0	0	0	0	0	(55)
% of product revenue	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	-0.8%

Total product margin	836	1,032	912	1,180	3,960	738	885	883	1,038	3,544	797	2,952
% of product revenue	42.7%	45.7%	44.3%	47.4%	45.1%	43.3%	42.0%	43.4%	41.1%	42.3%	41.4%	41.4%

Services gross margin	552	572	549	632	2,305	464	536	484	601	2,085	434	1,637
% of service revenue	44.9%	43.8%	44.9%	47.1%	45.2%	45.4%	43.6%	42.4%	46.1%	44.4%	41.5%	41.5%

Total excluding settlement	1,388	1,604	1,461	1,812	6,265	1,202	1,421	1,367	1,639	5,629	1,231	4,644
% of revenue	43.5%	45.0%	44.5%	47.2%	45.2%	44.1%	42.6%	43.0%	42.8%	43.1%	41.4%	42.0%
Cost of settlement	0	0	0	0	0	0	0	0	0	0	0	(55)
% of revenue	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	-0.5%

TOTAL GROSS MARGIN	1,388	1,604	1,461	1,812	6,265	1,202	1,421	1,367	1,639	5,629	1,231	4,589
% of revenue	43.5%	45.0%	44.5%	47.2%	45.2%	44.1%	42.6%	43.0%	42.8%	43.1%	41.4%	41.5%

R&D	473	507	514	514	2,008	439	541	523	543	2,046	472	1,785
% of revenue	14.8%	14.2%	15.7%	13.4%	14.5%	16.1%	16.2%	16.5%	14.2%	15.7%	15.9%	16.1%
PURCHASED IN PROCESS R&D	0	0	0	0	0	60	0	0	0	60	0	0
% of revenue	0.0%	0.0%	0.0%	0.0%	0.0%	2.2%	0.0%	0.0%	0.0%	0.5%	0.0%	0.0%
SG&A	958	978	957	958	3,851	828	1,056	1,020	1,135	4,039	788	2,919
% of revenue	30.0%	27.4%	29.2%	25.0%	27.8%	30.4%	31.6%	32.1%	29.6%	30.9%	26.5%	26.4%
RESTRUCTURING CHARGES	21	26	35	15	97	12	10	36	226	284	86	262
% of revenue	0.7%	0.7%	1.1%	0.4%	0.7%	0.4%	0.3%	1.1%	6.0%	2.2%	2.9%	2.4%
IMPAIRMENT EXPENSE	0	0	0	0	0	0	0	0	70	70	0	0
% of revenue	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	1.8%	0.5%	0.0%	0.0%

TOTAL OPERATING EXPENSES	1,452	1,511	1,506	1,487	5,956	1,339	1,607	1,579	1,974	6,499	1,346	4,966
% of revenue	45.5%	42.4%	45.9%	38.8%	42.9%	49.1%	48.2%	49.7%	51.6%	49.7%	45.3%	44.9%

OPERATING INCOME (LOSS)	(64)	93	(45)	325	309	(137)	(186)	(212)	(335)	(870)	(115)	(377)
Operating margin	-2.0%	2.6%	-1.4%	8.5%	2.2%	-5.0%	-5.6%	-6.7%	-8.8%	-6.7%	-3.9%	-3.4%

Interest and other income, net	42	63	50	59	214	44	25	26	19	114	32	133
Gain (loss) on equity investments, net	0	0	5	1	6	13	14	4	(4)	27	(1)	6
Settlement income	0	0	54	0	54	0	0	0	54	54	0	54
PRETAX INCOME (LOSS)	(22)	156	64	385	583	(80)	(147)	(182)	(266)	(675)	(84)	(184)
Pretax income (loss) margin	-0.7%	4.4%	1.9%	10.0%	4.2%	-2.9%	-4.4%	-5.7%	-6.9%	-5.2%	-2.8%	-1.7%

INCOME TAX PROVISION (BENEFIT)	34	23	(3)	56	110	43	76	35	35	189	(134)	(77)
TAX RATE (%)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

NET INCOME (LOSS) (Reported)*****	(56)	133	67	329	473	(123)	(223)	(217)	(301)	(864)	50	(107)
Growth vs. prior year (%)	54.5%	159.6%	130.9%	209.3%	154.7%	7.5%	-5675.0%	-675.0%	-702.0%	-707.5%	-93.6%	72.4%
Growth vs. prior quarter (%)	81.4%	337.5%	-49.6%	391.0%		-346.0%	-81.3%	2.7%	-38.7%		278.6%
Net income (loss) margin	-1.8%	3.7%	2.0%	8.6%	3.4%	-4.5%	-6.7%	-6.8%	-7.9%	-6.6%	1.7%	-1.0%

EPS (Diluted) (Reported)	(0.02)	0.04	0.02	0.09	0.13	(0.04)	(0.07)	(0.06)	(0.09)	(0.25)	0.01	(0.03)
Growth vs. prior year (%)	50.0%	157.1%	133.3%	200.0%	152.0%	0.0%	-100.0%	-500.0%	-1000.0%	-733.3%	-95.7%	75.0%
Growth vs. prior quarter (%)	77.8%	300.0%	-50.0%	350.0%		-500.0%	-75.0%	14.3%	-50.0%		100.0%

SHARES (CSE)(Diluted)	3,497	3,626	3,661	3,632	3,606	3,407	3,424	3,443	3,475	3,437	3,410	3,368
OUTSTANDING SHARES	3,512	3,540	3,554	3,534	3,534	3,409	3,458	3,470	3,505	3,505	3,408	3,408

The information above for the fiscal year ended June 30, 2005 has been restated to reflect the adjustments that are further discussed in our Annual Report on Form 10-K, filed with the SEC on September 13, 2005.

	FY 2007					FY 2006					FY 2005
(in millions)	Q1	Q2	Q3	Q4	FY07	Q1	Q2	Q3	Q4	FY06	Q4	FY05
REVENUE BY GEOGRAPHY***
UNITED STATES ($M)	1,361	1,415	1,283	1,582	5,641	1,168	1,400	1,357	1,610	5,535	1,175	4,392
Growth vs. prior year (%)	16.5%	1.1%	-5.5%	-1.7%	1.9%	5.7%	23.9%	38.2%	37.0%	26.0%	-13.3%	-7.9%
Growth vs. prior quarter (%)	-15.5%	4.0%	-9.3%	23.3%		-0.6%	19.9%	-3.1%	18.6%		19.7%
INTERNATIONAL AMERICAS ($M)	197	230	195	241	863	138	190	185	242	755	171	590
Growth vs. prior year (%)	42.8%	21.1%	5.4%	-0.4%	14.3%	25.5%	15.2%	28.5%	41.5%	28.0%	8.2%	5.0%
Growth vs. prior quarter (%)	-18.6%	16.8%	-15.2%	23.6%		-19.3%	37.7%	-2.6%	30.8%		18.8%
EMEA ($M)	1,109	1,311	1,212	1,367	4,999	966	1,224	1,115	1,341	4,646	1,133	4,152
Growth vs. prior year (%)	14.8%	7.1%	8.7%	1.9%	7.6%	-0.7%	18.0%	10.5%	18.4%	11.9%	4.2%	5.3%
Growth vs. prior quarter (%)	-17.3%	18.2%	-7.6%	12.8%		-14.7%	26.7%	-8.9%	20.3%		12.3%
APAC ($M)	522	610	593	645	2,370	454	523	520	635	2,132	495	1,936
Growth vs. prior year (%)	15.0%	16.6%	14.0%	1.6%	11.2%	3.2%	2.8%	5.7%	28.3%	10.1%	-2.9%	1.2%
Growth vs. prior quarter (%)	-17.8%	16.9%	-2.8%	8.8%		-8.3%	15.2%	-0.6%	22.1%		0.6%
% of Total Revenue
UNITED STATES (%)	42.7%	39.7%	39.1%	41.3%	40.7%	42.8%	42.0%	42.7%	42.1%	42.4%	39.6%	39.7%
INTERNATIONAL AMERICAS (%)	6.2%	6.4%	5.9%	6.3%	6.2%	5.1%	5.7%	5.8%	6.3%	5.8%	5.7%	5.3%
EMEA (%)	34.7%	36.8%	36.9%	35.6%	36.0%	35.4%	36.6%	35.1%	35.0%	35.5%	38.1%	37.5%
APAC (%)	16.4%	17.1%	18.1%	16.8%	17.1%	16.7%	15.7%	16.4%	16.6%	16.3%	16.6%	17.5%

PRODUCTS AND SERVICES REVENUE
COMPUTER SYSTEMS PRODUCTS ($M)	1,468	1,634	1,500	1,853	6,455	1,274	1,438	1,474	1,811	5,997	1,576	5,826
Growth vs. prior year (%)	15.2%	13.6%	1.8%	2.3%	7.6%	-5.9%	-4.5%	6.0%	14.9%	2.9%	-3.8%	-0.5%
Growth vs. prior quarter (%)	-18.9%	11.3%	-8.2%	23.5%		-19.2%	12.9%	2.5%	22.9%		13.3%
DATA MANAGEMENT PRODUCTS ($M)	491	626	560	639	2,316	430	670	561	713	2,374	351	1,300
Growth vs. prior year (%)	14.2%	-6.6%	-0.2%	-10.4%	-2.4%	33.5%	100.0%	92.1%	103.1%	82.6%	-17.8%	-13.4%
Growth vs. prior quarter (%)	-31.1%	27.5%	-10.5%	14.1%		22.5%	55.8%	-16.3%	27.1%		20.2%
SUPPORT SERVICES ($M)	987	1,001	950	1,024	3,962	835	953	904	986	3,678	778	3,031
Growth vs. prior year (%)	18.2%	5.0%	5.1%	3.9%	7.7%	12.1%	23.1%	23.2%	26.7%	21.3%	-1.8%	1.1%
Growth vs. prior quarter (%)	0.1%	1.4%	-5.1%	7.8%		7.3%	14.1%	-5.1%	9.1%		6.0%
PROFESSIONAL SERVICES & EDUCATIONAL SERVICES ($M)	243	305	273	319	1,140	187	276	238	318	1,019	269	913
Growth vs. prior year (%)	29.9%	10.5%	14.7%	0.3%	11.9%	-9.7%	21.6%	13.3%	18.2%	11.6%	6.7%	9.9%
Growth vs. prior quarter (%)	-23.6%	25.5%	-10.5%	16.8%		-30.5%	47.6%	-13.8%	33.6%		28.1%

NET BOOKINGS ($M)**	3,036	3,603	3,238	3,909	13,786	2,413	3,018	2,680	3,376	11,487	3,078	11,043
Growth vs. prior year (%)	25.8%	19.4%	20.8%	15.8%	20.0%	-1.6%	1.4%	5.7%	9.7%	4.0%	-3.2%	-2.4%
Growth vs. prior quarter (%)	-10.1%	18.7%	-10.1%	20.7%		-21.6%	25.1%	-11.2%	26.0%		21.4%
PRODUCT BACKLOG ($M)*, **	994	1,021	975	1,051		718	1,021	980	1,099		805

*	Our product backlog includes orders for which customer-requested delivery is scheduled within six months and orders that have been specified by the customers for which products have been shipped but revenue has been deferred.
**	The numbers presented prior to Q1 fiscal 2007 did not contain StorageTek information and should not be viewed as comparable.
***	Geographic revenue reported for FY06, Q1FY07 and Q2FY07 has been adjusted to reflect a correction in intercompany revenue to properly report country of origin.

BALANCE SHEETS**	FY 2007					FY 2006					FY 2005
(in millions)	Q1	Q2	Q3	Q4		Q1	Q2	Q3	Q4		Q4

CASH & ST INVESTMENTS	3,971	3,456	4,114	4,582		2,501	2,449	2,872	4,065		3,396
ACCOUNTS RECEIVABLE, NET	2,036	2,331	2,458	2,964		2,087	2,289	2,301	2,702		2,231
RAW MATERIALS	119	126	106	125		82	95	49	68		48
WORK IN PROCESS	92	106	101	95		183	134	125	97		121
FINISHED GOODS	373	373	360	304		286	321	400	375		262

TOTAL INVENTORIES	584	605	567	524		551	550	574	540		431
OTHER CURRENT ASSETS	961	970	1,023	1,258		998	933	966	966		1,133

TOTAL CURRENT ASSETS	7,552	7,362	8,162	9,328		6,137	6,221	6,713	8,273		7,191
PP&E, NET	1,583	1,579	1,586	1,533		1,901	1,914	1,880	1,812		1,769
GOODWILL	2,566	2,571	2,571	2,514		2,466	2,472	2,487	2,610		441
LT MARKETABLE DEBT SECURITIES	700	1,381	1,372	1,360		2,032	1,827	1,557	783		4,128
OTHER NON-CURRENT ASSETS	1,493	1,409	1,359	1,103		1,938	1,874	1,733	1,604		661

TOTAL ASSETS	13,894	14,302	15,050	15,838		14,474	14,308	14,370	15,082		14,190

SHORT TERM BORROWINGS	2	1	1	1		512	508	505	503		0
ACCOUNTS PAYABLE	1,292	1,331	1,214	1,428		1,091	1,214	1,315	1,446		1,167
ACCRUED LIABILITIES & OTHER	1,968	2,026	1,925	1,949		2,147	1,905	1,918	2,228		1,951
DEFERRED REVENUES	1,695	1,631	1,895	2,073		1,507	1,541	1,684	1,988		1,648

TOTAL CURRENT LIABILITIES	4,957	4,989	5,035	5,451		5,257	5,168	5,422	6,165		4,766
LT DEBT	582	579	1,270	1,264		603	593	585	575		1,123
LT DEFERRED REVENUES	558	567	589	659		549	469	472	506		544
OTHER NON-CURRENT OBLIGATIONS	1,388	1,396	1,264	1,285		1,410	1,585	1,504	1,492		1,083
STOCKHOLDERS’ EQUITY	6,409	6,771	6,892	7,179		6,655	6,493	6,387	6,344		6,674

TOTAL LIABILITIES & SE	13,894	14,302	15,050	15,838		14,474	14,308	14,370	15,082		14,190

CASH FLOW**	Q1	Q2	Q3	Q4	FY07	Q1	Q2	Q3	Q4	FY06	Q4	FY05
OPERATING ACTIVITIES	123	129	142	564	958	224	(191)	197	410	640	195	369
INVESTING ACTIVITIES	143	(1,013)	(110)	(97)	(1,077)	(770)	(214)	217	1,346	579	238	(425)
FINANCING ACTIVITIES	(473)	135	647	(139)	170	3	90	34	172	299	84	(34)

KEY METRICS	Q1	Q2	Q3	Q4		Q1	Q2	Q3	Q4		Q4
INVENTORY TURNS (hist.)	13.6	13.4	13.6	14.3		13.4	13.7	10.8	15.3		14.5
INVENTORY TURNS-PRODUCT ONLY (hist.)	8.8	8.6	8.7	9.0		8.6	8.8	6.9	9.9		9.3
DAYS SALES OUTSTANDING	57	59	67	70		69	62	65	64		68
DAYS PAYABLES OUTSTANDING	(65)	(61)	(60)	(64)		(64)	(57)	(65)	(59)		(60)
DAYS OF SUPPLY ON HAND	29	28	28	23		33	26	29	22		22
L-T DEBT/EQUITY (%)	9.1%	8.6%	18.4%	17.6%		9.1%	9.1%	9.2%	9.1%		16.8%
ROE (12 mo. avg.)(%)	-12.4%	-6.8%	-2.4%	6.9%		-1.5%	-4.9%	-7.8%	-13.4%		-1.6%
BOOK VALUE PER SHARE ($)	1.82	1.91	1.94	2.03		1.95	1.89	1.84	1.81		1.96
PRICE PER SHARE @ CLOSE	4.95	5.42	6.01	5.26		3.87	4.36	4.97	4.15		3.73
ROA (12 mo. avg.)(%)	-5.5%	-3.1%	-1.1%	3.2%		-0.7%	-2.3%	-3.6%	-5.9%		-0.8%
DEPREC. & AMORT. ($M)	204	214	209	203		189	265	228	224		198
CAPITAL INVESTMENTS, NET ($M)*	(160)	81	152	(73)		48	82	63	122		58
NUMBER OF EMPLOYEES	36,250	34,667	34,494	34,219		38,588	38,802	38,312	38,061		31,117
REV. PER EMP. (12 mo.)($K)	373.3	397.3	402.0	405.4		289.4	300.6	314.8	343.3		355.8
GM PER EMP. (12mo.)($K)	160.4	173.2	176.6	183.1		122.3	127.3	134.6	147.9		147.5
OP EXP AS % OF REV (12mo.)	48.9%	47.4%	46.5%	42.9%		45.8%	47.3%	48.1%	49.7%		44.9%
NET INCOME (LOSS) PER EMP. (12mo.)($K)	(22.0)	(12.7)	(4.6)	13.82		(2.5)	(8.4)	(13.2)	(22.7)		(3.4)

The information above has been restated to reflect the adjustments that are further discussed in our Annual Report on Form 10-K for the fiscal year ended June 30, 2005, filed with the SEC on September 13, 2005.

*	Included in the Q1 fiscal 2007 capital investments, net, are the cash proceeds of approximately $214 million from the sale of our Newark, California facility.
**	Certain numbers presented in the Q1-Q3 fiscal 2007 balance sheets and statements of cash flows have been reclassified from other non-current assets to other current assets and investing activities to operating activities, respectively, to reflect a change in associated classification.

NON-GAAP CALCULATION OF NET INCOME (LOSS) EXCLUDING SPECIAL ITEMS	FY2007					FY 2006					FY 2005
(in millions except per share amounts)	Q1	Q2	Q3	Q4	FY07	Q1	Q2	Q3	Q4	FY06	Q4***	FY05*

GAAP net income (loss)****, *****	(56)	133	67	329	473	(123)	(223)	(217)	(301)	(864)	50	(107)
Purchased in-process research and development	0	0	0	0	0	60	0	0	0	60	0	0
Restructuring and related impairment of long-lived assets	21	26	35	15	97	12	10	36	226	284	86	262
Loss (gain) on equity investments, net	0	0	(5)	(1)	(6)	(13)	(14)	(4)	4	(27)	1	(6)
Impairment expense	0	0	0	0	0	0	0	0	70	70	0	0
Settlement income	0	0	(54)	0	(54)	0	0	0	(54)	(54)	0	(54)
Settlement of litigation**	0	0	0	0	0	0	0	0	0	0	0	55
Valuation allowance on deferred tax assets	0	0	0	0	0	0	0	0	0	0	0	(34)
Related tax effects	(7)	(4)	(8)	(5)	(24)	(4)	(3)	(4)	(8)	(19)	(6)	(26)

Net income (loss) excluding special items	(42)	155	35	338	486	(68)	(230)	(189)	(63)	(550)	131	90
Growth vs. prior year (%)	38.2%	167.4%	118.5%	636.5%	188.4%	-351.9%	-1869.2%	133.3%	-148.1%	-711.1%	174.4%	111.4%
EPS (Diluted) excluding special items	(0.01)	0.04	0.01	0.09	0.13	(0.02)	(0.07)	(0.06)	(0.02)	(0.16)	0.04	0.03
Growth vs. prior year (%)	50.0%	157.1%	116.7%	550.0%	176.5%	-300.0%	-100.0%	-200.0%	-150.0%	633.3%	180.0%	112.5%

SHARES (CSE)(Diluted)	3,497	3,626	3,661	3,632	3,606	3,407	3,424	3,443	3,475	3,437	3,410	3,368
OUTSTANDING SHARES	3,512	3,540	3,554	3,534	3,534	3,409	3,458	3,470	3,505	3,505	3,408	3,408

*	The non-GAAP calculation of Net income (loss) excluding special items for the three month period ended March 27, 2005 and year ended June 30, 2005 includes a $69 million benefit for the impact of the change in Dutch withholding tax legislation which was effected in the third quarter of fiscal 2005 and a $213 million benefit arising from adjustments to our income tax reserves resulting from the conclusion of a U.S. and foreign income tax audit.
**	Included in Cost of sales – products
***	The non-GAAP calculation of net income excluding special items for the three months ended June 30, 2005 includes a $213 million benefit arising from adjustments to our income tax reserves resulting from the conclusion of a U.S. and foreign income tax audit.
****	Net income (loss) for the three months ended June 30, 2007, April 1, 2007, December 31, 2006, and October 1, 2006 included $48 million, $50 million, $58 million, and $58 million Of stock-based compensation expense or approximately $0.01 per share, $0.01 per share, $0.02 per share and $0.02 per share, respectively. Net income (loss) for the three months ended June 30, 2007, March 26, 2006, December 25, 2005 and September 25, 2005 included $63 million, $57 million, $55 million and $50 million of stock-based compensation expense or approximately $0.02 per share, $0.02 per share, $0.02 per share and $0.01 per share, respectively.
*****	Net income (loss) for the three months ended June 30, 2007, April 1, 2007, December 31, 2006 and October 1, 2006, included $70 million, $75 million, $79 million, $79 million of purchase price accounting adjustments and intangible asset amortization relating to our fiscal 2006 acquisitions or approximately $0.02 per share, $0.02 per share, $0.02 per share and $0.02 per share, respectively. Net loss for the three months ended June 30, 2006, March 26, 2006, December 25, 2005 and September 25, 2005 included $86 million, $87 million, $145 million and $122 million of purchase price accounting adjustments and intangible asset amortization relating to our fiscal 2006 acquisitions or approximately $0.02 per share, $0.03 per share, $0.04 per share and $0.04 per share, respectively.

The information above for the fiscal year ended June 30, 2005 has been restated to reflect the adjustments that are further discussed in our Annual Report on Form 10-K, filed with the SEC on September 13, 2005.